                          DVI RECEIVABLES VIII  1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                         828,405.39
Available Funds:
        Contract Payments due and received in this period                                2,286,150.45
        Contract Payments due in prior period(s) and received in this period               105,540.23
        Contract Payments received in this period for next period                          100,847.03
        Sales, Use and Property Tax payments received                                       29,177.97
        Prepayment Amounts related to early termination in this period                     643,944.38
        Servicer Advance                                                                   316,084.44
        Proceeds received from recoveries on previously Defaulted Contracts                      0.00
        Transfer from Reserve Account                                                        2,840.24
        Interest earned on Collection Account                                                3,219.59
        Interest earned on Affiliated Account                                                   86.34
        Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                 0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                          0.00
        Amounts paid under insurance policies                                                    0.00
        Maintenance, Late Charges and any other amounts                                     11,907.22
                                                                                         ------------
Total Available Funds                                                                    4,328,203.28
Less: Amounts to be Retained in Collection Account                                         700,561.50
                                                                                         ------------
AMOUNT TO BE DISTRIBUTED                                                                 3,627,641.78
                                                                                         ============

DISTRIBUTION OF FUNDS:

        1. To Trustee - Fees                                                                     0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
           Advances                                                                        105,540.23
        3. To Noteholders (For Servicer Report immediately following the Final
           Additional Closing Date)
               a) Class A1 Principal and Interest                                                0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest            0.00
               a) Class A3 Principal (distributed after A2 Note matures) and Interest            0.00
               a) Class A4 Principal (distributed after A3 Note matures) and Interest    2,801,222.36
               a) Class A5 Principal (distributed after A4 Note matures) and Interest      234,054.83
               b) Class B Principal and Interest                                            51,687.48
               c) Class C Principal and Interest                                           103,775.07
               d) Class D Principal and Interest                                            69,678.81
               e) Class E Principal and Interest                                            89,794.65

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08               0.00
        5. To Issuer - Residual Principal and Interest and Reserve Account
           Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event
               in effect)                                                                    9,593.86
               b) Residual Principal (Provided no Restricting or Amortization Event
               in effect)                                                                   95,012.48
               c) Reserve Account Distribution (Provided no Restricting or
               Amortization Event in effect)                                                 2,840.24
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
           Other Amounts                                                                    44,391.12
        7. To Servicer, Servicing Fee and other Servicing Compensations                     20,050.65
                                                                                         ------------
TOTAL FUNDS DISTRIBUTED                                                                  3,627,641.78
                                                                                         ============
                                                                                         ------------
End of Period Collection Account Balance {Includes Payments in Advance &
Restricting Event Funds (if any)}                                                          700,561.50
                                                                                         ============

II. RESERVE ACCOUNT

Beginning   Balance                                                                      $2,511,821.93
    - Add Investment Earnings                                                                 2,840.24
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)              0.00
    - Less Distribution to Certificate Account                                                2,840.24
                                                                                         -------------
End of period balance                                                                    $2,511,821.93
                                                                                         =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
  Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
  Balances.                                                                              $2,511,821.93
                                                                                         =============

                          DVI RECEIVABLES VIII  1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

III.    CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                       39,262,410.63
                  Pool B                                        7,789,220.46
                                                               -------------
                                                                                      47,051,631.09
Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 215,138.41
Class A Monthly Interest - Pool B                                  42,681.04

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              2,266,612.76
Class A Monthly Principal - Pool B                                510,844.98
                                                               -------------
                                                                                       2,777,457.74
Ending Principal Balance of the Class A Notes
                  Pool A                                       36,995,797.87
                  Pool B                                        7,278,375.48
                                                               -------------          -------------
                                                                                      44,274,173.35
                                                                                      =============

-------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000             Ending Principal
Original Face $221,020,000          Original Face $221,020,000             Balance Factor
  $            1.166498               $            12.566545                  20.031750%
-------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                              0.00
                  Class A2                                              0.00
                  Class A3                                              0.00
                  Class A4                                      4,431,631.09
                  Class A5                                     42,620,000.00
                                                               -------------

Class A Monthly Interest                                                              47,051,631.09
                  Class A1 (Actual Number Days/360)                     0.00
                  Class A2                                              0.00
                  Class A3                                              0.00
                  Class A4                                         23,764.62
                  Class A5                                        234,054.83
                                                               -------------
Class A Monthly Principal
                  Class A1                                              0.00
                  Class A2                                              0.00
                  Class A3                                              0.00
                  Class A4                                      2,777,457.74
                  Class A5                                              0.00
                                                               -------------
                                                                                       2,777,457.74
Ending Principal Balance of the Class A Notes
                  Class A1                                              0.00
                  Class A2                                              0.00
                  Class A3                                              0.00
                  Class A4                                      1,654,173.35
                  Class A5                                     42,620,000.00
                                                               -------------          -------------
                                                                                      44,274,173.35
                                                                                      =============

Class   A4

------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000             Ending Principal
Original Face $41,000,000           Original Face $41,000,000              Balance Factor
  $            0.57962                $           67.742872                    4.034569%
------------------------------------------------------------------------------------------

                     DVI RECEIVABLES VIII  1999-1
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

V.     CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                      669,470.19
                        Pool B                      132,822.85
                                                    ----------
                                                                       802,293.04

Class B Overdue Interest, if any                          0.00
Class B Monthly Interest - Pool A                     3,620.72
Class B Monthly Interest - Pool B                       718.35
Class B Overdue Principal, if any                         0.00
Class B Monthly Principal - Pool A                   38,639.84
Class B Monthly Principal - Pool B                    8,708.57
                                                    ----------
                                                                       47,348.41
Ending Principal Balance of the Class B Notes
                        Pool A                      630,830.35
                        Pool B                      124,114.28
                                                    ----------         ----------
                                                                       754,944.63
                                                                       ==========

-------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $3,768,000    Original Face  $3,768,000     Balance Factor
  $           1.151558        $           12.565926          20.035686%
-------------------------------------------------------------------------

VI.    CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                    1,339,741.20
                        Pool B                      265,844.98
                                                  ------------
                                                                     1,605,586.18

Class C Overdue Interest, if any                          0.00
Class C Monthly Interest - Pool A                     7,575.12
Class C Monthly Interest - Pool B                     1,503.13
Class C Overdue Principal, if any                         0.00
Class C Monthly Principal - Pool A                   77,279.67
Class C Monthly Principal - Pool B                   17,417.15
                                                  ------------
                                                                        94,696.82
Ending Principal Balance of the Class C Notes
                        Pool A                    1,262,461.53
                        Pool B                      248,427.83
                                                  ------------       ------------
                                                                     1,510,889.36
                                                                     ============

-------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $7,537,000    Original Face  $7,537,000     Balance Factor
  $           1.204491        $           12.564259          20.046296%
-------------------------------------------------------------------------

                     DVI RECEIVABLES VIII  1999-1
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                      892,626.99
                        Pool B                      177,097.10
                                                    ----------
                                                                     1,069,724.09

Class D Overdue Interest, if any                          0.00
Class D Monthly Interest - Pool A                     5,463.62
Class D Monthly Interest - Pool B                     1,083.98
Class D Overdue Principal, if any                         0.00
Class D Monthly Principal - Pool A                   51,519.78
Class D Monthly Principal - Pool B                   11,611.43
                                                    ----------
                                                                        63,131.21
Ending Principal Balance of the Class D Notes
                        Pool A                      841,107.21
                        Pool B                      165,485.67
                                                    ----------       ------------
                                                                     1,006,592.88
                                                                     ============

-------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $5,024,000    Original Face  $5,024,000     Balance Factor
  $           1.303264        $           12.565926          20.035686%
-------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                    1,117,385.18
                        Pool B                      221,769.91
                                                  ------------
                                                                     1,339,155.09

Class E Overdue Interest, if any                          0.00
Class E Monthly Interest - Pool A                     9,078.75
Class E Monthly Interest - Pool B                     1,801.88
Class E Overdue Principal, if any                         0.00
Class E Monthly Principal - Pool A                   64,399.73
Class E Monthly Principal - Pool B                   14,514.29
                                                  ------------
                                                                        78,914.02
Ending Principal Balance of the Class E Notes
                        Pool A                    1,052,985.45
                        Pool B                      207,255.62
                                                  ------------       ------------
                                                                     1,260,241.07
                                                                     ============

-------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $6,282,000    Original Face  $6,282,000     Balance Factor
  $           1.732033        $           12.561926          20.061144%
-------------------------------------------------------------------------

                     DVI RECEIVABLES VIII  1999-1
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

IX.    ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                    1,335,454.70
                        Pool B                      264,553.29
                                                  ------------
                                                                     1,600,007.99

Residual Interest - Pool A                            7,973.52
Residual Interest - Pool B                            1,620.34
Residual Principal - Pool A                          77,537.27
Residual Principal - Pool B                          17,475.21
                                                  ------------
                                                                        95,012.48
Ending Residual Principal Balance
                        Pool A                    1,257,917.43
                        Pool B                      247,078.08
                                                  ------------       ------------
                                                                     1,504,995.51
                                                                     ============

X.     PAYMENT TO SERVICER

- Collection period Servicer Fee                                        20,050.65
- Servicer Advances reimbursement                                      105,540.23
- Tax, Maintenance, Late Charges, Bank Interest and other amounts       44,391.12
                                                                       ----------
Total amounts due to Servicer                                          169,982.00
                                                                       ==========

                     DVI RECEIVABLES VIII  1999-1
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

XI.    AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                        44,617,088.92

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                          0.00

Decline in Aggregate Discounted Contract Balance                                                                     2,575,989.04

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                    -------------
  ending of the related Collection Period                                                                           42,041,099.88
                                                                                                                    =============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                                 1,935,854.26

  - Principal portion of Prepayment Amounts                                                        640,134.78

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                             0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                                  0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
       during Collection Period                                                                          0.00
                                                                                                 ------------
                        Total Decline in Aggregate Discounted Contract Balance                   2,575,989.04
                                                                                                 ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                         8,851,308.62

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                          0.00

Decline in Aggregate Discounted Contract Balance                                                                       580,571.64

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                    -------------
  ending of the related Collection Period                                                                            8,270,736.98
                                                                                                                    =============

Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                                   580,571.64

  - Principal portion of Prepayment Amounts                                                              0.00

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                             0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                                  0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                           0.00
                                                                                                   ----------
                        Total Decline in Aggregate Discounted Contract Balance                     580,571.64
                                                                                                   ==========

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   50,311,836.86
                                                                                                                    =============

                     DVI RECEIVABLES VIII  1999-1
                           SERVICER REPORT
                FOR THE PAYMENT DATE DECEMBER 13, 2002

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                                                              Predecessor
                                          Discounted         Predecessor       Discounted
Lease #   Lessee Name                    Present Value         Lease #        Present Value
---------------------                    -------------       -----------      -------------
2199-001  Regional Radiology, LLC        $1,112,975.58         1881-001      $  2,435,321.88
1231-041  Radnet Management, Inc.        $  953,502.31
1560-013  Drew Medical inc               $  342,866.78
          Cash                           $   25,977.21
3323-002  Open MRI Ohio 1 Ventures, LLC  $  932,975.98          912-501      $    492,124.09
3330-002  Open MRI Texas Ventures, LLC   $  784,394.56          917-501      $    536,814.08
                                                                917-502      $    578,192.91
                                                                920-501      $     35,076.58
                                                               1912-001      $     34,364.63

                                         -------------                         -------------
                             Totals:     $4,152,692.42                       $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                     $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                            $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                       2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO   X

  POOL B

                                                                               Predecessor
                                           Discounted        Predecessor        Discounted
Lease #   Lessee Name                    Present Value         Lease #         Present Value
---------------------                    -------------       -----------       -------------
          NONE

                                         -------------                         -------------
                             Totals:         $0.00                                 $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                               $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                    $0.00
b) Total discounted Contract Balance of Substitute Receivables                     $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO   X

                          DVI RECEIVABLES VIII  1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING

                                                                                   Predecessor
                                                   Discounted     Predecessor      Discounted
Lease #     Lessee Name                           Present Value     Lease #       Present Value
-----------------------------------------        --------------   -----------    ---------------
408-502     Western Kentucky Diagnostic           $  495,646.95      277-103     $  2,561,363.27
1042-501    Pinnacle Imaging, Inc.                $1,631,421.93     1513-002     $    953,250.10
2375-001    Tuscarawas Ambulatory                 $1,286,730.05     1725-002     $    588,254.35
1097-506    Advanced Healthcare Resources         $  675,567.93
            Cash                                  $   13,500.87
2545-002    Presgar L.C.                          $  964,543.83     2205-001     $  3,763,600.22
2907-001    Laser Vision Centers, Inc.            $  472,557.70
2000667-2   Hartford Hospital, Inc.               $  190,558.39
2004051-2   Health Care Solutions                 $  695,143.77
2004051-3   Health Care Solutions                 $  993,964.93
2004887-1   BBC Healthcare International, L.L.C.  $  212,022.60
2005804-1   Otsego Memorial Hospital              $  236,366.53
                                                  -------------                  ---------------
                                         Totals:  $7,868,025.48                  $  7,866,467.94

a)  DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                    7,866,467.94
b)  ADCB OF POOL A AT CLOSING DATE                                               $201,135,070.09
c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                  Predecessor
                                                   Discounted     Predecessor      Discounted
Lease #     Lessee Name                           Present Value     Lease #       Present Value
-----------------------------------------        --------------   -----------    --------------
1528-003    U.S. Neurosurgical, Inc.              $  642,004.10     960-501      $    82,012.38
2826-003    Newark Health Imaging, L.L.C.         $  205,317.69     960-502      $    28,390.17
2906-001    Laser Vision Centers, Inc.            $  496,511.61     1043-501     $   641,289.38
            Cash                                  $    3,932.26     1043-502     $   596,073.73
                                                  -------------                  --------------
                                         Totals:  $1,347,765.66                  $ 1,347,765.66

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                     $ 1,347,765.66
b) ADCB OF POOL B AT CLOSING DATE                                                $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables      $0.00
b)  Total discounted Contract Balance of Substitute Receivables       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

                          DVI RECEIVABLES VIII  1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
This Month                                84,589.76     This Month                      50,311,836.86
1 Month Prior                            685,850.72     1 Month Prior                   53,468,397.54
2 Months Prior                           757,535.58     2 Months Prior                  56,024,161.36

Total                                  1,527,976.06     Total                          159,804,395.76

A) 3 MONTH AVERAGE                       509,325.35     B) 3 MONTH AVERAGE              53,268,131.92

c) a/b                                        0.96%

2.  Does a Delinquency Condition Exist (1c > 6% )?            Yes        No   X

3.  Restricting Event Check

    A. A Delinquency Condition exists for
       current period?                                        Yes        No   X

    B. An Indenture Event of Default has
       occurred and is then continuing?                       Yes        No   X

4.  Has a Servicer Event of Default occurred?                 Yes        No   X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                          Yes        No   X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant
       or obligation not remedied within 90 days?             Yes        No   X

    C. As of any Determination date, the sum of
       all defaulted contracts since the Closing
       date exceeds 6% of the ADCB on the Closing Date?       Yes        No   X

6.  Aggregate Discounted Contract Balance at
    Closing Date                                        Balance $251,182,193.26

    DELINQUENT LEASE SUMMARY

Days Past Due           Current Pool Balance                  # Leases
-------------           --------------------                  --------
  31 - 60                  2,335,856.79                          22
  61 - 90                  2,978,596.88                           6
 91 - 180                     84,589.76                           6

    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization